SCHEDULE OF EFFECTIVE INCOME TAX RATE RECONCILIATION (Details) - USD ($)	12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Income Tax Disclosure [Abstract]
Federal income taxes at 21%	$ (1,401,000)	$ (1,749,000)
State income taxes, net	(223,000)	(546,000)
Permanent differences and other	178,000	241,000
Other true ups	425,000	270,000
Change in valuation allowance	1,025,000	1,787,000
Provision for income taxes	$ 4,000	$ 3,000